VICTORY ENERGY CORPORATION

(OTCQX: VYEY)







IPAA OGIS, New York - Investor Presentation

April 20, 2015

Forward-Looking and Cautionary Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words "will," "potential," "believe," "estimated," "intend," "expect," "may," "should," "anticipate," "could," "plan," "project," or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Among these forward-looking statements are statements regarding our short-term and long-term business plans and financing objectives, EURs, estimated BOE, estimated future gross undiscounted cash flow, estimated drilling and completion costs and estimated rates of return.

Although Victory believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this presentation. These include risks that may affect the proposed business combination and related proposed development of the Eagle Ford wells, including the satisfactory completion of due diligence by the parties, the ability of the parties to negotiate and enter into a definitive merger agreement and, if such an agreement is entered into, the satisfaction of the conditions contained in the definitive merger agreement, any delay or inability to obtain necessary approvals or consents from third parties and consents from stockholders of Victory and Lucas, the ability of the parties to obtain financing for funding obligations, approval of an initial listing of the merged parents stock on the NYSE MKT, the ability of the parties to realize the anticipated benefits from the proposed business transaction. Other risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, our ability to successfully implement our business plans on both a short-term and long term basis,include, our ability to successfully complete pending acquisitions, integrate them with our operations and realize the anticipated benefits from the acquisitions, any unexpected costs or delays in connection with the acquisitions, changes to drilling plans and schedules by the operators of prospects, overruns in costs of operations, hazards, delays, and any other difficulties related to drilling for and producing oil or gas, the price of oil, NGLs, and gas, results of marketing and sales of produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions and the ability to manage and continue growth, and other factors described in the Company's most recent Annual Report on Form 10-K and any updates to those risk factors set forth in the Company's Quarterly Reports on Form 10-Q. Further information on such assumptions, risks and uncertainties is available in the Company's other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's website at www.sec.gov, and on the Company's website at www.vyey.com. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

In connection with the proposed business combination of Victory Energy Corporation and Lucas Energy, Inc., Victory Energy Corporation and Lucas Energy, Inc. intend to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission. Prospective investors are urged to read the registration statement and the proxy statement/prospectus as it will contain important information. Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Victory Energy Corporation, without charge, at the SEC's website (www.sec.gov). Copies of Victory Energy Corporation's SEC filings may also be obtained from Victory Energy Corporation without charge at Victory Energy Corporation's website (www.vyey.com) or by directing a request to Victory Energy Corporation at (512) 347-7300.

Victory Energy Corporation and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding Victory Energy Corporation's directors and executive officers is available in Victory Energy Corporation's Annual Report on Form 10K for the year ended December 31, 2014 filed with the SEC on March 31, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by Victory Energy Corporation and Lucas Energy, Inc. in connection with the proposed merger and in other relevant documents filed by Victory Energy Corporation with the SEC.

425 Prospectus for Pre-business Combination

Rule 165 Legend:
Important Information

This communication is not a solicitation of a proxy from any stakeholder of Victory Energy Corporation or Lucas Energy, Inc. In connection with the proposed business combination of Victory Energy Corporation and Lucas Energy, Inc., Victory Energy Corporation and Lucas Energy, Inc. intend to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission. Prospective investors are urged to read the registration statement and the proxy statement/prospectus when filed as it will contain important information. Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus when filed, as well as other filings containing information about Victory Energy Corporation, without charge, at the SEC's website (www.sec.gov). Copies of Victory Energy Corporation's SEC filings may also be obtained from Victory Energy Corporation without charge at Victory Energy Corporation's website (www.vyey.com) or by directing a request to Victory Energy Corporation at (512) 347-7300.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Victory Energy Corporation and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding Victory Energy Corporation's directors and executive officers is available in Victory Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 31, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by Victory Energy Corporation and Lucas Energy, Inc. in connection with the proposed merger and in other relevant documents filed by Victory Energy Corporation with the SEC.

INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Investor Highlights

- Focused on our strategic business combination with Lucas Energy (NYSE MKT: LEI)
- Oil and liquid rich gas as primary targets
- Permian Basin and Eagle Ford focused
- Adding shareholder value by growing proved reserves and cash flow through the opportunistic acquisition of economically proven PDP and drilling of high-grade PUD assets
- Access to $12 million in capital via Aurora Energy Partners, with an additional $125 [1] million currently under review from top tiered sources
- Experienced management team with extensive industry relationships
- The Company is a non-operator today, moving to property specific operations after merger conclusion





(1) Term sheets pending company approval and are currently non-binding. Transactions are not closed

Business Model Near-Term Focus

- **Expect to Utilize of available capital sources to complete the Lucas Energy merger and add value to all shareholders.**
  - Expect $12 million capital infusion through Aurora Energy Partners for near term merger and operations needs
  - Expect $50 million [1] from a global energy capital provider, with funds being dedicated to PUD development drilling
  - Expect $75 million [1] from USA based boutique investment bank and institutional broker dealer, with funds dedicated to the acquisition of proved producing assets with competitive economics in todays market
- **Expect to Acquire non-operated PDP assets, with future PUD development drilling locations**
  - Focus on well-known basins with break-even points between $45 and $60 per barrel of oil.
  - Majority of acreage is held by production with limited exposure to lease renewals
  - Non-operated assets must have a history of solid economic performance from the current operator.
- **Expected Up-listing [2] from OTC:QX to NYSE MKT by completing the merger with Lucas**
  - Merger improves shareholder liquidity
  - Merger provides institutional coverage
  - Merger increases access to capital for ongoing growth
- **Partner with operators today, then build-out internal operating capabilities in early 2016**
  - Operators must have an established track record and a team of quality management, geologists, engineers and service providers who have worked together on similar plays
  - Operators must have a balanced and controllable risk via direct working interest participation.

(1) Term sheets pending company approval and are currently non-binding. Transactions are not closed
(2) Victory would become a subsidiary of a new Pubco planned as an original listing, meeting original listing standards. To be approved by NYSE MKT

Combined Company Benefits

The Proposed Strategic Combination between Victory and Lucas would provide benefits to all stakeholders

- Significant drilling inventory in two of North America's most prolific and economic oil and gas plays (Permian Basin and Eagle Ford)
  - 130 Eagle Ford well locations offering an estimated ~17% to ~32% IRR at $50 oil [1]
  - 20+ Austin Chalk well locations
  - ≈ 10 Wolfcamp, Spraberry, Fusselman, Cline Drilling locations in the Permian Basin
  - 85% of all locations are held by production (HBP) with no mandatory drilling obligations
- Pre-merger investments in high-grade drilling opportunities are expected add significant value
  - Expected to increase combined company production from 145 BO/PD to 845 BOE/PD (assumes 2 Boggs wells at 50% WI and 5 PV wells at 2% WI). Two additional 50% WI locations are available for drilling by end of year.
  - Expected to increase monthly cash flow from ≈ $185,000 per month to $1.3 million per month in Q3 (will decline with no additional drilling or PDP acquisitions)
  - Expected total PDP reserve valuation increases from ≈ $4.2 million to $18.1 million *(Feb 2015 NYMEX Strip)*
  - Expected total P2 reserve valuation increases from ≈ $51.5 million to $60.9 million *(Feb 2015 NYMEX Strip)*
- Expected public company annual cost reductions of nearly 50%, compared to the expenses that each company would incur as separate public entities.(est. $1,500,000 annually)
- Expected shareholder liquidity, improved market cap, institutional coverage and a sustainable NYSE MKT listing
- After the merger the combined company is expected to payoff or remediate $8 million in current Lucas debt

[1] The internal rate of return is computed using third party reserve reports, and reflects returns exclusive of anticipated G&A and debt service

Combined Company – Expected NYMEX Reserves

VICTORY ENERGY CORPORATION

- Strategic business combination with Lucas Energy (NYSE MKT: LEI) with anticipated completion in 2015
- Prior to the merger Victory and its partners expect to spend approximate $9.1 million on high-grade Eagle Ford [3] drilling opportunities (increased PDP and cash flow)
- Both Lucas and Victory are predominantly non-operated today but expect to begin building out internal operating capabilities after the merger is completed

Current Combined Reserve Detail (NPV 10) [1]		(MBOE)
Proved Developed Producing (PDP)	$4.2 M	233
Proved Undeveloped	$32 M	5,227
Total Proved (P1)	**$36.3 M**	**5,459**
Probable	$15.2 M	3,163
Total (P2)	**$51.5 M**	**8,622**

Pre-Merger CAPEX Spend [2]	CAPEX
Two 50% WI Boggs Wells	$7.8 M
Five ≈ 2% WI Penn Virginia Wells	$1.3 M
Total Pre-merger CAPEX Deployed	**$9.1 M**

Post-Merger Reserve Estimates (NPV 10) [4]		(MBOE)
Proved Developed Producing (PDP)	$18.1 M	687
Proved Undeveloped	$27.4 M	5,100
Total Proved (P1)	**$45.6 M**	**5,787**
Probable	$15.2 M	3,163
Total (P2)	**$60.9 M**	**8,950**

(1) Based on NYMEX Strip 02/20/15 (not SEC case)
(2) Capital sourced from Victory partner (Navitus Energy Group)
(3) Drilling commences with title review clearance
(4) Outcomes may vary

Market Response to February Announcement



Jan 2015 to Present: LEI vs VYEY
Share Price
February 4, 2015
Public
Announcement
$0.44
$0.40
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
2-Jan-15
16-Jan-15
30-Jan-15
13-Feb-15
27-Feb-15
13-Mar-15
LEI
VYEY



Jan 2015 to Present: LEI vs VYEY
Percent Change
February 4, 2015
Public
Announcement
275%
160%
300%
250%
200%
150%
100%
50%
0%
(50%)
2-Jan-15
16-Jan-15
30-Jan-15
13-Feb-15
27-Feb-15
13-Mar-15
LEI
VYEY

Since the February 4th announcement of LOI, both company's stock prices have responded favorably as illustrated in the price and percentage charts.[1]

Estimated stock multiple of 1.5x [2] for P2 proved reserves *($60M),* delivers a $0.94 share price before capitalization adjustments using current outstanding shares of Lucas and Victory combined.

Post-Merger Reserve Estimates (NPV 10)		(MBOE)
Proved Developed Producing	$18.1 M	687
Proved Undeveloped	$27.4 M	5,100
Total Proved (P1)	**$45.6 M**	**5,787**
Probable	$15.2 M	3,163
Total (P2)	**$60.9 M**	**8,950**

[1] Prices sourced from Commodity Systems Inc.
[2] Multiple based on comps analysis of small to mid cap E&P companies with liquidity available to develop PUD reserves

Progress Since February Announcement

- LUCAS WAS GRANTED NYSE MKT LISTING EXTENSION THROUGH AUGUST TO SUPPORT THE COMPLETION OF THE MERGER
- LUCAS DEBT WAS RENEGOTIATED TO SUPPORT MERGER TIMING
- $12 MILLION FUNDING AGREEMENTS IN FORCE AND AFFECT
- DEFINITIVE MERGER AGREEMENT IN ADVANCED DRAFT STAGE
- CAPITAL MARKETS VIEWING THE OPPORTUNITY AS ATTRACTIVE
- MANAGEMENT, DIRECTORS & LARGE SHAREHOLDERS ARE BEHIND THE TRANSACTION

Remaining Steps

- RECEIVE FAIRNESS OPINIONS FOR LUCAS AND VICTORY
- SIGN DEFINITIVE MERGER AGREEMENT
- SECURE FINANCING FOR PUD DEVELOPMENT DRILLING AND PDP ACQUISITIONS [1]
- SUBMIT SEC FILINGS (S-4 registration statement, Joint proxy, etc.)
- OBTAIN SEC CLEARANCE OF FORM S-4
- SHAREHOLDER APPROVALS AND CLOSING
- BEGIN MEETING WITH INTUITIONAL INVESTORS AND ANALYSTS
- COMPLETE ORIGINAL LISTING APPLICATION WITH NYSE MKT AND GAIN APPROVAL

(1) Term sheets pending company approval and are currently non-binding. Transactions are not closed

Resulting in Stronger Combined Company

- EXIT TRANSACTION WITH NEARLY 80% NON-AFFILIATED OWNERSHIP/FLOAT
- DIVERSIFIED PORTFOLIO OF O&G ASSETS IN TWO PREMIER BASINS THAT DELIVER ECONOMICALLY VIABLE RETURNS IN TODAYS LOW PRICE COMMODITY MARKET
- WELL CAPITALIZED [1] TO DEVELOP CURRENTLY HELD PROVED UNDEVELOPED RESERVES AND ACQUIRE ECONOMICALLY STRONG ASSETS FROM DEBT BURDENED INDUSTRY TARGETS
- SEASONED E&P MANAGEMENT
- INSTITUTIONAL SUPPORT AVAILABLE FOR THE NEW LARGER COMPANY
- POSITIONED FOR RAPID GROWTH WHILE COMMODITY PRICES RECOVER

(1) Term sheets pending company approval and are currently non-binding. Transactions are not closed

Company Profiles – Pre-Merger

Victory Energy Profile [1]	
Ticker	OTC QX: VYEY
Share Price	$0.39
Market Cap	$11.2 M
52 Week High	$0.49
52 Week Low	$0.05
Shares Authorized	47.5 M
Shares Outstanding	28.9 M
Float [2]	21.0 M
Warrants Issued	7.5 M
Avg. Daily Volume (30d)	13,180
Cash	$.25 M
Debt	$0.8 M
Current Liquidity [3]	$25.25 M

Lucas Energy Profile [1]	
Ticker	NYSE MKT: LEI
Share Price	$0.21
Market Cap	$7.3 M
52 Week High	$0.80
52 Week Low	$0.06
Shares Authorized	100 M
Shares Outstanding	35 M
Float	27 M
Warrants Issued	5.8 M
Avg. Daily Volume (30d)	1.26 M
Cash	$.15 M
Debt	$7.8 M
Current Liquidity	$0 M

[1] Data as of March 25, 2015
[2] Includes approx. 7M shares held in certificate
[3] Includes cash, $25 million credit facility with borrowing base determined by held PV-10

Company Profile – Post Merger Estimate

Renaissance Natural Resources Corporation Profile [1]	
Ticker	NYSE MKT: TBD
Share Price	$0.94
Market Cap	$18.5 M
52 Week High	N/A
52 Week Low	N/A
Shares Authorized	100 M
Shares Outstanding	87.5 M
Float [2]	69.2
Warrants Issued	13.3 M
Avg. Daily Volume (30d)	999,530
Cash	$.15 M
Debt	$8.5 M
Current Liquidity [3]	$125 M

(1) New Pubco holding both Lucas and Victory. This profile reflects expected combined company resources, stock price and market capitalization respective to projected reserve valuation and multiple of 1.5 to P2 reserves, before capitalization adjustments.
(2) May vary after capital structure determination
(3) Term sheets pending company approval and are currently non-binding. Transactions are not closed.


New Pubco
100% of Shares
LEI 40%
Subsidiary
VYEY 30%
Subsidiary
Navitus 30%
Partnership

- The post-merger company will be named Renaissance Natural Resources Corp (Delaware)
- Current Lucas Energy (LEI) shareholders are expected to receive 40% of outstanding post-merger shares
- Current Victory Energy (VYEY) shareholders are expected to receive 30% of outstanding post-merger shares
- Navitus Energy Group (Navitus) is currently a subsidiary of Victory and is expected to receive 30% of outstanding post-merger shares. This group and it's affiliates will be funding pre-merger activities.

Note: Although the division of equity of the surviving company in the merger is expected to be as set forth above, the capital structure and exact share allocations have not yet been determined.

Experienced E&P Management

Kenneth Hill, CEO	Mr. Hill brings 21 years of experience to Victory, prior to which he held titles of interim CEO, VP Operations and VP Investor Relations with another publicly traded E&P company. He was also one of the first 20 employees at Dell, Inc. Mr. Hill studied Business Management and Marketing at Texas State University, the University of Texas Graduate School of Business Executive Education Program, the Aspen Institute, and the Center for Creative Leadership.
Fred Smith, CFO & Controller	Mr. Smith is an energy finance executive with 36 years of proven leadership in financial and operational reporting, internal controls, SOX compliance, tax, legal and information systems. He has served as a Director for ConocoPhillips in upstream accounting services and policy consultation, as Corporate Controller for Pioneer Resources, and served as CAO of Magnum Hunter Resources and River Gas Corp. He holds a Bachelor of Science in Accountancy from the University of New Orleans, and is a Certified Public Accountant.
David McCall, General Counsel & Director	Mr. McCall has over 35 years of oil and gas industry law experience centered in the upstream activities of major and independent oil companies, and he has been recognized as one of the top oil and gas attorneys in the United States. He is a member of the State of Texas Bar Association, a Life Fellow, Texas Bar Association Founding Fellow, and the Austin Bar Association
Cliff Hair, VP of Land Development	Mr. Hair has over 40 years of oil and gas experience in prospect evaluation, acquisition, exploration, drilling, development and divestitures. This includes 25 years of Management and Executive level experience. He is the founder and managing member of privately held C&F Minerals LLC. Prior, held the position of Division Land Manager for Samedan Oil Corporation (NYSE - Noble Affiliates) and Executive VP for Costilla Energy Inc. He holds a Bachelor of Business Administration in Accountancy from The University of Houston, is a member of the Permian Basin Landman's Association, the Permian Basin Oil and Gas Association, and serves on the Board of Director's for Habitat for Humanity.
Lucas Energy Additions	The company is looking forward to bringing additional talent onto the team as it becomes available through the pending Lucas Energy merger.
Independent Expertise & Operators	The company also utilizes a team of third-party professionals on an as-needed basis. This team includes geologists for property evaluation, assessment and reservoir engineering resources for the analysis of current and new properties. Each independent operator utilized by the company also has their own array of targeted experts.

How Can We Take Advantage of the Rapid E&P Landscape Changes?

Let's review The Data!

April EIA Forecast Shows Modest Recovery

Modest price improvement above $60 is forecast by Q4 2015

West Texas Intermediate (WTI) Crude Oil Price

dollars per barrel



220
200
180
160
140
120
100
80
60
40
20
0
Historical spot price
STEO price forecast
NYMEX futures price
95% NYMEX futures upper confidence interval
95% NYMEX futures lower confidence interval
Jan 2014
Jul 2014
Jan 2015
Jul 2015
Jan 2016
Jul 2016

Note: Confidence interval derived from options market information for the 5 trading days ending Apr. 2, 2015. Intervals not calculated for months with sparse trading in near-the-money options contracts.

Source: Short-Term Energy Outlook, April 2015.

History Shows a More Aggressive Recovery



$140
$120
$100
$80
$60
$40
$20
$0
$12
$10
$8
$6
$4
$2
2007
2008
2009
2010
2011
2012
2013
2014
2015
2008 – 2009 Crash
$124 to $43
18 month Recovery
$43 to $85
WTI Spot
Henry Hub
SOURCE – Cushing, OK WTI Spot Price FOB, US Energy Information Administration

- The 2008 global economic crash saw a 66% drop in oil prices *(Q2 2008 $124 to Q1 2009 $43)*
- Within 18 months (July 2010) from the floor price, oil had increased nearly 100% ($43 to $85)
  - This type of recovery represents a nearly 100% gain in revenue and proved reserves for assets acquired today
  - 100% gain in value from todays floor of $45, is $90.
  - If history repeats itself, oil would be at $90 by September 2016

The Right Basins Deliver Excellent Outcomes

Eagle Ford and Permian Midland Basin Wells Offer Excellent Economic Returns and Break Even Floors. (chart does not include recent basin drilling cost reductions)

Estimated Internal Rates of Return [1]



35%
30%
25%
20%
15%
10%
5%
0%
32%
25%
24%
22%
20%
10%
4%
Eagle Ford - oil Window
Bakken-core
Eagle Ford - condensate/wet gas
Permian-Wolfcamp (Midland Basin)
Steam-assisted gravity drainage
Permian-Bone Spring
Bakken-noncore

S&P's Estimated Break Even WTI Oil Price [1]



US$/Barrel
$80
$70
$60
$50
$40
$30
$20
$10
$-
$47
$49
$51
$55
$64
$74
Eagle Ford - oil Window
Permian-Wolfcamp (Midland Basin)
Bakken-core
Steam-assisted gravity drainage
Permian-Bone Spring
Bakken-noncore

[1] *Returns are based on Standard & Poor's West Texas Intermediate price assumptions of US$85 per barrel for 2013, US$80 for 2014, and US$75 thereafter. Break-even WTI oil price will vary by operator.*

Recent Cost Declines Make Both Basins Profitable

VICTORY ENERGY CORPORATION

Eagle Ford Opportunities as a Result of the Expected Merger with Lucas

- AFE's for drilling and completion of horizontal wells with 7,200 foot laterals have decreased 18% from $9.4 million to $7.8 million from November to March [1]
- Gonzales and Karnes County wells produce ~17% - ~32% IRR's at $50 oil in 2015 and $60-$70 oil through 2018.
- 130 drilling locations available with a majority held by production.
- High-Grade drilling locations in Karnes county offer better than 30% IRR at $49 NYMEX Strip pricing [2]

Permian Basin Opportunities via Victory Holdings

- AFE's for drilling and completion of vertical wells and horizontal wells are just now beginning to decrease. We expect the Permian to catchup to the Eagle Ford cost reductions by year end.
- Howard and Glasscock County wells in high-grade locations still produce 10% IRR at $50 oil 2015 and $60-$70 oil through 2018
- Over 20 drilling locations exist on held acreage

[1] *Sourced from Eagle Ford operator in March, 2015*
[2] The internal rate of return is computed using third party reserve reports, and reflects returns exclusive of anticipated G&A and debt service

Focus on Eagle Ford Price Sensitivity

IRR for (2) Boggs wells projected at upwards of 30% (at 50% WI) at a five year average oil price of $55/bbl

- Returns expected provide significant protection against downward price fluctuations
- Steady and predictable decline curves offers rapid payouts
- Industry high EURs expected to provide long-term value and a healthy market for asset sale post-peak

5 Year Avg. Price per Barrel and IRR Sensitivity (Boggs, Eagle Ford) [1]


37% IRR @ $63/bbl
28% IRR @ $58/bbl
20% IRR @ $53/bbl
Unlevered Terminal IRR
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$40
$43
$45
$48
$50
$53
$55
$58
$60
$63
$65
(5) Year Average Oil Price

[1] Assumes returns at a (5) year exit
Production estimated at 87% oil
Average gas price at $3.20/mcf
Assume production begins July 2015

Contacts

Victory Energy Corporation



Kenneth Hill, CEO
Email: Kenny@vyey.com
Phone: (512) 347-7300
www.vyey.com

Investor Relations

Derek Gradwell
Senior Vice President, Natural Resources – MZ North America
Main: 212-301-7130
Direct: 512-270-6990
Email: dgradwell@mzgroup.us
www.mzgroup.us

Appendix and Support Material

Pre-Merger Corporate Structure



Victory SHs
100%
Lucas SHs
100%
Navitus
Victory
Lucas
50%
50%
[A]%*
[B]%*
Aurora
AEP Assets

Aurora	Aurora Energy Partners
Navitus	Navitus Energy Group
Victory	Victory Energy Corporation
Victory SHs	Shareholders of Victory
Lucas	Lucas Energy, Inc.
Lucas SHs	Shareholders of Lucas
AEP Assets	AEP Assets LLC



Legend –Entity Classifications for U.S. Federal Income Tax Purposes
Corporation
Disregarded Entity
Partnership

Post-Merger Corporate Structure


Renaissance Natural Resources Corp Shareholders
Navitus
Victory SHs
Lucas SHs
30%*
30%*
40%*
Renaissance
100%
100%
Victory
Lucas
100%**
100%
Aurora
AEP Assets
Subsidiaries

Entities

Renaissance	Newly Listed NYSE MKT Company
Aurora	Aurora Energy Partners
Navitus	Navitus Energy Group & Partners
Victory	Victory Energy Corporation
Victory SHs	Victory Shareholders of Record
Lucas	Lucas Energy, Inc.
Lucas SHs	Lucas Shareholders of Record
AEP Assets	AEP Assets LLC

Asset Overview

Portfolio Highlights and Opportunities

Victory Energy

- **Fairway Project (~1000 Gross Acres)**
  - Glasscock & Howard Counties
  - 80% oil, 20% Gas
  - 10% WI, 7.5% NRI
- **Bootleg Canyon (~5000 Gross Acres)**
  - Pecos County
  - 75% oil, 25% gas
  - 5% WI, 3.75% NRI
- **Adams Baggett (~180 Gross Acres)**
  - Crockett County
  - 100% High BTU Gas
  - 100% WI (75% NRI) in 7 wells, 50% WI (38% NRI) in 2 wells
- **Morgan (80 gross Acres)**
  - Martin County
  - 3% WI, 2.25% NRI
- **Additional assets are available via opportunistic acquisitions**
  - PDP acquisitions holding additional upside opportunities from proved undeveloped drilling locations

Lucas Energy

- **Gonzales, Wilson, Karnes Counties**
  - ~10,000 net Austin Chalk acres
  - ~3,300 net Eagle Ford Acres
  - 85 % HBP for Austin Chalk and Eagle Ford
  - ~130 Eagle Ford horizontal drilling locations with WI held of 5% to 50%
  - ~20 Austin Chalk drilling locations with WI held of 100%
- **Current Net 105 BOPD of production is sourced from 25 Austin Chalk wells**
- **Additional assets are available via opportunistic acquisitions**
  - PDP acquisitions holding additional upside opportunities from proved undeveloped drilling locations

Pre-drilling Proved Reserves

Lucas Reserves	(NYMEX Strip 2/20/15)	
Type	**(MBOE)**	**NPV10 (M$)**
PDP	137	$3.4
PUD	5,219	$31.9
Total Proved	**5,356**	**$35.4**
Probable	3,163	$15.3
Total 2P	**8,519**	**$50.7**

Forrest Garb & Associates (NYMEX Adjusted)

Victory Reserves (NYMEX Strip 2/20/15)		
Type	**(MBOE)**	**NPV10 (M$)**
PDP	96	$.773
PUD	7	$.122
Total Proved	**103**	**$.894**
Probable	0	$0
Total 2P	**103**	**$.894**

Jim Nicholson (NYMEX Adjusted)

Combined (NYMEX Strip 2/20/15)		
Type	**(MBOE)**	**NPV 10 (M$)**
PDP	233	$4.246
PDNP+PUD	5,227	$32.069
Total Proved	**5,459**	**$36.315**
Probable	3,163	$15.279
Total 2P	**8,622**	**$51.594**

Jim Nicholson + Forrest Garb (NYMEX Adjusted)

Note: All numbers are internally adjusted to reflect current leasehold interest as 3/31/2015 effective date.

Post-Drilling Proved Reserves

Pre-Merger CAPEX Spend [2]	CAPEX
Two 50% WI Boggs Wells	$7.8 M
Five 2% WI Penn Virginia Wells	$1.3 M
Total Pre-Merger CAPEX Deployed	$9.1 M

To create a significant increase in production revenue and PDP reserve valuation for the post merger valuation, capital will be deployed via Victory/Aurora during the merger period. These assets will then be contributed to the combined company by Victory/Aurora at the conclusion of the merger.

Post-Merger Reserve Estimates (NPV 10)	(M$)	(MBOE)
Proved Developed Producing (PDP)	$18.1 M	687
Proved Undeveloped	$27.4 M	5,100
Total Proved (P1)	**$45.6 M**	**5,787**
Probable	$15.2 M	3,163
Total (P2)	**$60.9 M**	**8,950**

Permian Assets in Sweet Spot of Play



Cochran
Hockley
Lubbock
Crosby
Dickens
Lincoln
N. Delaware Core Bone Spring
Yoakum
Terry
Lynn
Garza
Kent
Chaves
HZ Results Coming in 1H14
NEW MEXICO
Lea
Gaines
Borden
Scurry
Fisher
Eddy
Central Delaware Core Bone Spring & Wolfcamp
Otero
Andrews
Martin
Howard
Mitchell
Nolan
Fairway
Morgan
W. Midland Core Wolfcamp
Core Wolfcamp & Cline
TEXAS
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Tom Green
Culberson
Ward
Crane
Upton
Reagan
Irion
S. Delaware Core 3rd Bone Spring & Wolfcamp
Reeves
Bootleg canyon
Pecos
S. Midland Core Wolfcamp
Adams baggett
Schleicher
Jeff Davis
Terrell
Sutton

- **Fairway project** ***(proved producing)***
  - Glasscock & Howard counties
  - 80% oil, 20% gas
  - ~1,000 gross acres
  - At least 20 more drilling locations with 40 acre spacing
  - 10% WI / 7.5% NRI
  - Fusselman & Wolfberry focus
- **Bootleg Canyon** ***(proved producing)***
  - Pecos county
  - 75% oil, 25% gas
  - ~5,000 gross acres
  - Est. 7 more drilling locations
  - 5% WI / 3.75% NRI
  - Ellenburger and Connell
- **Adams Baggett** ***(proved producing)***
  - Crockett county
  - 100 % high Btuu gas
  - ~180 gross acres
  - Fully developed
  - 100% WI in 7 wells (75% NRI)
  - 50% WI in 2 wells (38% NRI)
  - Canyon sandstone
- **Morgan** ***(proved producing)***
  - Martin county
  - 80 gross acres
  - 3% WI / 2.25% NRI
  - Sprayberry & Wolfcamp
- **Near-term PDP acquisitions**
  - Focus areas are in Glasscock and Howard counties
  - Primarily PDP & PUD focused

Permian Geology Offers Stacked Pay Upside

- Midland and Central Basin offers multiple productive zones in the Fusselman, Wolfberry, Strawn and Atoka, with potential for future horizontal Wolfcamp, Clearfork and Cline development.
- Deliver value from vertical wells today and horizontal wells in the future.



Completion 1- Fusselman
Completion 2- Wolfberry
Future – Wolfcamp, Clearfork, Cline
3,900' -5,700'
5,000' – 6,500'
6,000' – 8,000'
7,000' -8,300'
9,000' – 9,500'
9,500' -10,000'
Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Upper Cline Shale
Lower Cline Shale
Strawn
Atoka
Barnett
Woodford
Devonian
Fusselman
Midland Vertical Target
Wolfcamp Shale Target
Cline Shale Target

Formation depths vary at each asset

South Texas Assets Located in "Oil Zone"



Wells Permitted and Completed in the Eagle Ford Shale Play
December 04, 2014
Well Legend
6,565 Permits
7,334 On Schedule - Oil
3,786 On Schedule - Gas
Note: There are 6,565 permitted locations representing pending oil or gas wells, where either the operator has not yet filed completion paperwork with the Commission, or the completed well has not yet been set up with a Commission identification number.

Lucas Acreage is primarily located In Gonzales and Karnes Counties

Both counties are in the "oil fairway"

Eagle Ford and Austin Chalk



Gonzales
Guadelupe
EAGLE FORD OPERATORS
LUCAS ENERGY
FOREST OIL
EOG
MARATHON / SANCHEZ
PENN VIRGINIA
HUNT OIL
OTHERS
PENN VIRGINIA CORPORATION
Hunt OIL COMPANY
Marathon Oil Corporation
SANCHEZ OIL & GAS CORPORATION
EOG Resources
Lucas Acreage
Wilson
EOG Resources
Karnes
DeWitt